UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report - October 26, 2006
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                        (Date of Earliest Event Reported)


                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)


                       Delaware              1-5828             23-0458500
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                (State of Incorporation) (Commission File No.) (IRS Employer
                                                                 I.D. No.)


                   P.O. Box 14662, Reading Pennsylvania, 19612
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (610)208-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 26, 2006, Carpenter Technology Corporation issued a press release discussing fiscal 2007 first quarter results for the period ended September 30, 2006. The press release, attached as Exhibit 99 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item 9.01  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated October 26, 2006

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 26, 2006                 CARPENTER TECHNOLOGY CORPORATION
                                        (Registrant)




                                        By:/s/ David A. Christiansen
                                           --------------------------
                                           David A. Christiansen
                                           Vice President, General
                                           Counsel and Secretary

                       EXHIBIT INDEX

Exhibit               Description

99.              Press release dated October 26, 2006